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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): October 2, 2003

                           JEFFERSON BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


             Tennessee                                   (45-0508261)
             ---------                                   ------------
(State of incorporation or organization)       (IRS Employer Identification No.)



120 Evans Avenue, Morristown, Tennessee                    37814
---------------------------------------                    -----
(Address of principal executive offices)                 (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12             NOT APPLICABLE.

ITEM 5.  OTHER EVENTS

     On October 2, 2003, Jefferson Bancshares, Inc. issued a press release, which announced that the annual meeting of shareholders will be held on Thursday, January 8, 2004.

     A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press release dated October 2, 2003









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEFFERSON BANCSHARES, INC.


                                       By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer

Date:    October 3, 2003